Exhibit 99.2

BANKFINANCIAL CORPORATION
SECOND QUARTER 2015
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015		2014
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.61%	0.55%	9.76%	1.01%	0.39%
Return on equity (ratio of net income to average equity) (1)	4.14	3.64	75.56	7.98	3.15
Net interest rate spread (1)	3.36	3.42	3.39	3.35	3.37
Net interest margin (1)	3.42	3.48	3.44	3.40	3.43
Efficiency ratio	76.04	80.49	81.24	83.45	82.15
Noninterest expense to average total assets (1)	2.77	2.90	3.08	3.13	3.04
Average interest–earning assets to average interest–bearing liabilities	131.42	124.76	124.52	123.36	122.62
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	264	267	269	270	276

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$10,591	$10,211	$9,693	$11,078	$13,715
Interest-bearing deposits in other financial institutions	66,835	56,043	49,888	81,847	119,790
Securities, at fair value	99,137	114,039	121,174	115,001	108,979
Loans receivable, net	1,156,667	1,153,638	1,172,356	1,134,442	1,117,593
Other real estate owned, net	5,539	6,316	6,358	5,990	7,704
Stock in Federal Home Loan Bank, at cost	6,257	6,257	6,257	6,257	6,257
Premises and equipment, net	33,502	33,943	34,286	34,030	34,432
Intangible assets	1,577	1,713	1,855	1,998	2,141
Bank owned life insurance	22,287	22,242	22,193	22,140	22,083
Deferred taxes	29,145	30,437	31,643	—	—
Other assets	8,201	8,530	9,707	8,150	9,612
Total assets	$1,439,738	$1,443,369	$1,465,410	$1,420,933	$1,442,306

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,200,226	$1,202,764	$1,211,713	$1,218,302	$1,237,340
Borrowings	3,039	3,217	12,921	2,834	3,068
Other liabilities	24,725	19,842	24,655	18,521	23,579
Total liabilities	1,227,990	1,225,823	1,249,289	1,239,657	1,263,987
Stockholders’ equity	211,748	217,546	216,121	181,276	178,319
Total liabilities and stockholders’ equity	$1,439,738	$1,443,369	$1,465,410	$1,420,933	$1,442,306
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015		2014
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,193	$12,211	$12,413	$12,368	$12,482
Total interest expense	691	686	714	746	774
Net interest income before provision	11,502	11,525	11,699	11,622	11,708
Provision for (recovery of) loan losses	(488)	(724)	(756)	(1,413)	957
Net interest income	11,990	12,249	12,455	13,035	10,751
Noninterest income	1,689	1,536	1,769	1,748	1,660
Noninterest expense	10,031	10,513	10,941	11,157	10,982
Income before income tax	3,648	3,272	3,283	3,626	1,429
Income tax expense (benefit)	1,424	1,286	(31,395)	36	25
Net income	$2,224	$1,986	$34,678	$3,590	$1,404
Basic earnings per common share	$0.11	$0.10	$1.72	$0.17	$0.07
Diluted earnings per common share	$0.11	$0.10	$1.72	$0.17	$0.07

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$476	$455	$522	$527	$472
Other fee income	601	535	560	563	593
Insurance commissions and annuities income	86	63	152	106	86
Gain on sales of loans, net	28	27	51	39	44
Gain (loss) on disposition of premises and equipment	(1)	—	—	—	3
Loan servicing fees	96	90	108	102	104
Amortization of servicing assets	(35)	(35)	(29)	(36)	(38)
Recovery (impairment) of servicing assets	3	10	(2)	4	(6)
Earnings on bank owned life insurance	45	49	53	57	61
Trust income	183	174	178	171	170
Other	207	168	176	215	171
Total noninterest income	$1,689	$1,536	$1,769	$1,748	$1,660

Noninterest Expense
Compensation and benefits	$5,278	$5,581	$5,828	$5,492	$5,596
Office occupancy and equipment	1,670	1,695	1,651	1,687	1,626
Advertising and public relations	222	341	363	271	304
Information technology	657	639	672	674	691
Supplies, telephone, and postage	385	411	410	394	384
Amortization of intangibles	136	142	143	143	143
Nonperforming asset management	108	91	219	418	97
Loss (gain) on sales of other real estate owned	(22)	(58)	75	52	(98)
Valuation adjustments of other real estate owned	23	213	46	315	33
Operations of other real estate owned	91	199	127	127	474
FDIC insurance premiums	262	235	259	208	470
Other	1,221	1,024	1,148	1,376	1,262
Total noninterest expense	$10,031	$10,513	$10,941	$11,157	$10,982

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015		2014
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate loans	$170,146	$176,910	$180,337	$187,318	$193,826
Multi–family mortgage loans	480,585	472,432	480,349	453,720	439,318
Nonresidential real estate loans	224,995	226,461	234,500	243,047	246,962
Construction and land loans	1,442	1,404	1,885	2,356	2,882
Commercial loans	61,344	64,953	66,882	53,962	45,803
Commercial leases	225,676	219,988	217,143	203,563	199,908
Consumer loans	1,768	1,747	2,051	2,458	2,290
	1,165,956	1,163,895	1,183,147	1,146,424	1,130,989
Net deferred loan origination costs	1,521	1,319	1,199	1,069	1,056
Allowance for loan losses	(10,810)	(11,576)	(11,990)	(13,051)	(14,452)
Loans, net	$1,156,667	$1,153,638	$1,172,356	$1,134,442	$1,117,593

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$3,350	$2,388	$4,119	$5,584	$3,740
Multi–family mortgage loans	27,822	13,417	47,929	26,342	40,191
Nonresidential real estate loans	5,564	4,045	7,024	3,477	5,927
Commercial loans	46,225	45,051	52,810	47,332	45,611
Commercial leases	39,645	28,920	38,454	32,743	43,266
Consumer loans	838	780	803	798	779
	$123,444	$94,601	$151,139	$116,276	$139,514

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$9,057	$6,007	$10,489	$10,735	$6,069
Multi–family mortgage loans	19,880	18,303	21,284	12,299	16,072
Nonresidential real estate loans	6,702	10,593	13,637	8,409	10,456
Construction and land loans	50	551	176	402	509
Commercial loans	50,298	46,822	39,955	42,153	54,471
Commercial leases	33,757	28,052	22,923	31,354	26,593
Consumer loans	749	830	895	902	950
	$120,493	$111,158	$109,359	$106,254	$115,120

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$571	$1,502	$1,151	$927	$1,420
Multi–family mortgage loans	3,226	4,566	5,000	829	6,275
Nonresidential real estate loans	2,896	2,823	5,869	2,135	6,632
Construction and land loans	16	510	141	263	407
Commercial loans	5,268	4,772	3,149	2,569	2,064
	$11,977	$14,173	$15,310	$6,723	$16,798

(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015		2014
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans (1):
One–to–four family residential real estate loans	$3,468	$3,816	$4,408	$4,277	$5,258
Multi–family mortgage loans	2,382	3,441	4,481	6,223	4,274
Nonresidential real estate loans	2,732	5,931	3,245	4,545	5,116
Construction and land loans	—	—	—	120	118
Commercial loans	75	183	76	82	77
Commercial leases	—	—	—	—	8
Consumer loans	1	—	3	1	—
Nonaccrual loans	8,658	13,371	12,213	15,248	14,851

Loans past due over 90 days, still accruing	—	—	—	—	16

Other real estate owned:
One–to–four family residential real estate loans	471	677	806	945	979
Multi–family real estate	2,018	2,242	2,307	1,502	2,572
Nonresidential real estate	1,240	1,169	885	1,448	1,887
Land	51	135	135	181	258
Other real estate owned	3,780	4,223	4,133	4,076	5,696
Nonperforming assets (excluding purchased other real estate owned)	12,438	17,594	16,346	19,324	20,563

Purchased other real estate owned:
One–to–four family residential real estate	—	325	457	132	156
Land	1,759	1,768	1,768	1,782	1,852
Purchased other real estate owned	1,759	2,093	2,225	1,914	2,008
Nonperforming assets	$14,197	$19,687	$18,571	$21,238	$22,571

Asset Quality Ratios
Nonperforming assets to total assets	0.99%	1.36%	1.27%	1.49%	1.56%
Nonperforming assets to total assets (2)	0.86	1.22	1.11	1.35	1.41
Nonaccrual loans to total loans	0.74	1.15	1.03	1.33	1.31
Allowance for loan losses to nonperforming loans	124.86	86.58	98.17	85.59	97.21

(1)	Purchased impaired loans are combined with nonaccrual loans in the above table.

(2)	Asset quality ratios exclude acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015		2014
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$1,056	$878	$2,010	$2,036	$1,691
Multi–family mortgage loans	4,849	5,897	3,949	4,346	5,293
Nonresidential real estate loans	4,506	4,973	6,698	6,805	5,360
Construction and land loans	730	658	613	796	222
Commercial loans	571	516	705	845	1,020
Commercial leases	—	—	—	—	—
Consumer loans	—	—	—	—	—
	$11,712	$12,922	$13,975	$14,828	$13,586

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$138	$7,874	$4,265	$2,006	$316
60 – 89 days past due	648	255	1,167	802	1,446
Matured Loans	38	491	553	4,306	1,340
	$824	$8,620	$5,985	$7,114	$3,102

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$11,576	$11,990	$13,051	$14,452	$14,181
Charge offs:
One–to–four family residential real estate loans	(99)	(103)	(229)	(298)	(290)
Multi–family mortgage loans	(161)	(19)	(449)	(97)	(594)
Nonresidential real estate loans	(252)	(11)	(266)	(695)	(186)
Construction and land loans	—	—	—	—	(1)
Commercial loans	—	(98)	(23)	(78)	—
Commercial leases	—	—	—	(8)	—
Consumer loans	(4)	(4)	(2)	—	(4)
	(516)	(235)	(969)	(1,176)	(1,075)
Recoveries:
One–to–four family residential real estate loans	219	60	284	26	97
Multi–family mortgage loans	4	4	69	11	6
Nonresidential real estate loans	9	16	23	116	264
Construction and land loans	—	6	90	29	8
Commercial loans	6	457	198	1,005	14
Commercial leases	—	1	—	—	—
Consumer loans	—	1	—	1	—
	238	545	664	1,188	389
Net (charge–offs) recoveries	(278)	310	(305)	12	(686)
Provision for (recovery of) loan losses	(488)	(724)	(756)	(1,413)	957
Ending balance	$10,810	$11,576	$11,990	$13,051	$14,452

Allowance for loan losses to total loans	0.93%	0.99%	1.01%	1.14%	1.28%
Net charge–off (recovery) ratio (1)	0.10	(0.11)	0.11	—	0.25

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015		2014
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$190,411	$131,072	$134,129	$131,121	$132,683
Savings deposits	156,436	157,892	154,532	152,545	154,263
Money market accounts	334,898	339,329	338,246	345,185	349,639
Interest–bearing NOW accounts	290,670	343,949	351,947	345,816	348,966
Certificates of deposits	227,811	230,522	232,859	243,635	251,789
	$1,200,226	$1,202,764	$1,211,713	$1,218,302	$1,237,340

SELECTED AVERAGE BALANCES
Total average assets	$1,449,740	$1,448,335	$1,421,804	$1,427,550	$1,444,697
Total average interest–earning assets	1,347,810	1,344,592	1,350,815	1,355,436	1,370,391
Average loans	1,150,417	1,164,107	1,144,281	1,127,735	1,119,255
Average securities	107,697	121,958	116,234	114,805	112,691
Average stock in FHLB	6,257	6,257	6,257	6,257	6,224
Average other interest–earning assets	83,439	52,270	84,043	106,639	132,221
Total average interest–bearing liabilities	1,025,544	1,077,712	1,084,840	1,098,727	1,117,564
Average interest–bearing deposits	1,022,661	1,074,552	1,081,353	1,095,542	1,114,913
Average borrowings	2,883	3,160	3,487	3,185	2,651
Average stockholders’ equity	215,113	218,459	183,584	179,929	178,477

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.63%	3.68%	3.65%	3.62%	3.65%
Average loans	4.13	4.12	4.17	4.22	4.33
Average securities	0.96	1.09	0.98	0.98	1.02
Average other interest–earning assets	0.45	0.42	0.40	0.36	0.32
Total average interest–bearing liabilities	0.27	0.26	0.26	0.27	0.28
Average interest–bearing deposits	0.27	0.26	0.26	0.27	0.28
Average borrowings	0.28	0.26	0.34	0.25	0.15
Net interest rate spread	3.36	3.42	3.39	3.35	3.37
Net interest margin	3.42	3.48	3.44	3.40	3.43
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015		2014
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS (1)
BankFinancial Corporation
Equity to total assets (end of period)	14.71%	15.07%	14.75%	12.76%	12.36%
Tangible equity to tangible total assets (end of period)	14.97	14.97	14.64	12.63	12.23
Risk–based total capital ratio	18.40	18.40	18.31	17.65	17.41
Risk–based tier 1 capital ratio	17.39	17.35	17.21	16.45	16.16
Tier 1 leverage ratio	13.08	13.43	13.04	12.62	12.21
Tier 1 capital	$186,337	$190,970	$187,290	$178,904	$175,778
BankFinancial FSB
Risk–based total capital ratio	15.54%	14.95%	16.21%	15.48%	15.13%
Risk–based tier 1 capital ratio	14.53	13.89	15.11	14.28	13.88
Tier 1 leverage ratio	10.92	10.74	11.45	10.95	10.50
Tier 1 capital	$155,586	$152,777	$164,420	$155,208	$151,035

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$11.78	$13.14	$11.86	$10.55	$11.16
High	13.62	13.16	12.17	10.69	11.24
Low	11.47	11.07	10.24	10.43	9.40
Common shares outstanding	20,501,966	21,101,966	21,101,966	21,101,966	21,101,966
Book value per share	$10.33	$10.31	$10.24	$8.59	$8.45
Tangible book value per share	$10.25	$10.23	$10.15	$8.50	$8.35
Cash dividends declared on common stock	$0.04	$0.04	$0.03	$0.04	$0.01
Dividend payout ratio	37.95%	42.50%	1.83%	23.50%	15.05%
Stock repurchases	$7,388	$—	$—	$—	$—
Stock repurchases – shares	600,000	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,224	$1,986	$34,678	$3,590	$1,404
Average common shares outstanding	20,811,856	21,101,966	21,101,966	21,101,966	21,101,966
Less: Unearned ESOP shares	(792,816)	(825,348)	(841,526)	(866,193)	(937,585)
Unvested restricted stock shares	(9,682)	(16,822)	(16,822)	(16,822)	(18,572)
Weighted average common shares outstanding	20,009,358	20,259,796	20,243,618	20,218,951	20,145,809
Plus: Dilutive common shares equivalents	4,215	5,888	9,755	16,456	14,241
Weighted average dilutive common shares outstanding	20,013,573	20,265,684	20,253,373	20,235,407	20,160,050
Basic earnings per common share	$0.11	$0.10	$1.72	$0.17	$0.07
Diluted earnings per common share	$0.11	$0.10	$1.72	$0.17	$0.07
(1) All Capital amounts and ratios prior to March 31, 2015 were calculated Pre-Basel III requirements.

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,648	$1,429	$6,920	$2,388
Provision for (recovery of) loan losses	(488)	957	(1,212)	1,433
	3,160	2,386	5,708	3,821
Adjustments:
Nonperforming asset management	108	97	199	201
Gain on sale of other real estate owned	(22)	(98)	(80)	(92)
Valuation adjustments of other real estate owned	23	33	236	77
Operations of other real estate owned	91	474	290	681
Adjustments	200	506	645	867
Pre–tax pre–provision earnings from core operations	$3,360	$2,892	$6,353	$4,688

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.93%	0.80	0.88%	0.65%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2015		2014
	IIQ	IQ	IVQ	IIIQ	IIQ
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,648	$3,272	$3,283	$3,626	$1,429
Provision for (recovery of) loan losses	(488)	(724)	(756)	(1,413)	957
	3,160	2,548	2,527	2,213	2,386
Adjustments:
Nonperforming asset management	108	91	219	418	97
Loss (gain) on sale of other real estate owned	(22)	(58)	75	52	(98)
Valuation adjustments of other real estate owned	23	213	46	315	33
Operations of other real estate owned	91	199	127	127	474
	200	445	467	912	506
Pre–tax pre–provision earnings from core operations	$3,360	$2,993	$2,994	$3,125	$2,892

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.93%	0.83%	0.84%	0.88%	0.80%

(1)	Annualized